Exhibit 10.9 Agreement with PNC BANK

                                 PROMISSORY NOTE

Principal    Loan Date   Maturity  Loan No  Call/Coll  Account Officer  Initials
$250,000.00  01-08-2003  01-08-2005         L76        11501

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower:BETTER SOLUTIONS, INC. (TIN: 25-1867054) Lender:PNC Bank, National Association
         300 PENN CENTER BOULEVARD, SUITE 201            Business Banking
         PITTSBURGH, PA 15235                            One PNC Plaza
                                                         249 Fifth Avenue
                                                         Pittsburgh, PA 15222

Principal Amount: $250,000.00  Initial Rate: 6.250%  Date of Note: January 8, 2003

PROMISE TO PAY. BETTER SOLUTIONS, INC. ("Borrower") promises to pay to PNC Bank,
National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Fifty Thousand & 00/100 Dollars
($250,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

Borrower will pay regular monthly payments of accrued interest beginning
FEBRUARY 8, 2003, and all subsequent interest payments are due on the same day of each month after that. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on the Expiration Date.
Borrower may borrow, repay and reborrow hereunder until the Expiration Date, subject to the terms and conditions of this Note. The "Expiration Date" shall mean JANUARY 8, 2005, or such later date as may be designated by written notice from Lender to Borrower. Borrower acknowledges and agrees that in no event will
Lender be under any obligation to extend or renew the loan or this Note beyond the initial Expiration Date. In no event shall the aggregate unpaid principal amount of advances under this Note exceed the face amount of this Note.

Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. The annual interest rate for this
Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the highest Prime
Rate as published in the "Money Rates" section of The Wall Street Journal (the
"Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 2.000 percentage points over the Index, resulting in an initial rate of 6.250% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full",
"without recourse", or similar language. If Borrower sends such a payment,
Lender may accept it without losing any of Lender's rights under this Note, and
Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full"
of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: PNC
Bank, National Association, Attn: Doc Prep/Operations Department - BBCAC, 8800
Tinicum Boulevard 5th Floor Philadelphia, PA 19153.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged
5.000% of the regularly scheduled payment or $100.00, whichever is less.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 7.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the interest rate applicable to this Note at the time judgment is entered.

DEFAULT. Each of the following shall constitute an event of default ("Event of
Default") under this Note: Payment Default. Borrower fails to make any payment when due.

Other Defaults. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this
Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to
Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of
Borrower's accounts, including deposit accounts, with Lender. However, this
Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or

                                 PROMISSORY NOTE
                               (Continued) Page 2

a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any I Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this
Note is impaired.

Insecurity. Lender in good faith believes itself insecure.
LENDER'S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgement collection services. If not prohibited by applicable law,
Borrower also will pay any court costs, in addition to all other sums provided by law.

WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE
BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY
NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS
NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER
ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the Commonwealth of Pennsylvania.
This Note has been accepted by Lender in the Commonwealth of Pennsylvania.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Allegheny County, Commonwealth of
Pennsylvania.

RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against
Borrower's money, securities or other property given to Lender by law, Lender shall have, with respect to Borrower's obligations to Lender under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and Borrower hereby assigns, conveys, delivers, pledges and transfers to Lender all of Borrower's right, title and interest in and to, all of Borrower's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, Lender or any other direct or indirect subsidiary of The PNC Financial
Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of Lender, although Lender may enter such setoff on its books and records at a later time.

COLLATERAL. Borrower acknowledges this Note is secured by, in addition to any other collateral, a Mortgage dated January 8, 2003, to Lender on real property described as "Real Property located at 1020 HUNT CLUB COURT, MURRYSVILLE, PA
15668" and located in WESTMORELAND County, Commonwealth of Pennsylvania, all the
terms and conditions of which are hereby incorporated and made apart of this
Note; and a Mortgage dated January 8, 2003, to Lender on real property described as "Real Property located at 3007 WEDGEWOOD COURT, MURRYSVILLE, PA 15668" and located in WESTMORELAND County, Commonwealth of Pennsylvania, all the terms and conditions of which are hereby incorporated and made a part of this Note.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (A)
advanced in accordance with the instructions of an authorized person or (B)
credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that
Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B} Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

FINANCIAL INFORMATION PROVISION, Borrower agrees to deliver any financial and other business information concerning Borrower that Lender may request from time to time, such as annual and interim financial statements (all of which shall be prepared in accordance with generally accepted accounting principles) and federal income tax returns.

DEPOSITORY. Borrower will establish and maintain, with Lender, Borrower's primary depository account(s). If Borrower fails to establish and/or maintain its primary depository account(s) with Lender, Lender may. at its option, upon thirty (30) days notice to Borrower, increase the interest rate payable by
Borrower under this Note by up to 1.00 percentage points (1.00%). lender's right to increase the interest rate pursuant to this "paragraph shall be in addition to any other rights or remedies Lender may have under this Note, all of which are hereby reserved, and shall not constitute a waiver, release or limitation upon Lender's exercise of any such rights or remedies.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect
Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

CONFESSION OF JUDGEMENT. THE BORROWER HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT
OF RECORD. AFTER THE

                                 PROMISSORY NOTE
                               (Continued) Page 3

OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER. TO APPEAR FOR THE BORROWER AND,
WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT. OR A SERIES OF JUDGMENTS.
AGAINST THE BORROWER IN FAVOR OF LENDER OR ANY HOLDER HEREOF FOR THE ENTIRE
PRINCIPAL BALANCE OF THIS NOTE. ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE
HEREUNDER. TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF THE
GREATER OF 10% OF SUCH PRINCIPAL AND INTEREST OR $1,000 ADDED AS A REASONABLE
ATTORNEY'S FEE, AND FOR DOING SO. THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT
SHALL BE A SUFFICIENT ; WARRANT. THE BORROWER HEREBY FOREVER WAIVES AND RELEASES
ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY
AND ALL APPRAISEMENT. STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR
HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT
RATE.

NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF
JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH
EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE
POWER SHALL CONTINUE UNDIMINISHED AND IT MAYBE EXERCISED FROM TIME TO TIME AS
OFTEN AS LENDER SHALL ELECT UNTIL SUCH TIME AS LENDER SHALL HAVE RECEIVED
PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS. NOTWITHSTANDING THE ATTORNEY'S
COMMISSION PROVIDED FOR IN THE PRECEDING PARAGRAPH (WHICH IS INCLUDED IN THE
WARRANT FOR PURPOSES OF ESTABLISHING A SUM CERTAIN), THE AMOUNT OF ATTORNEYS'
FEES THAT LENDER MAY RECOVER FROM THE BORROWER SHALL NOT EXCEED THE ACTUAL
ATTORNEYS' FEES INCURRED BY LENDER.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF
THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO
THE TERMS OF THE NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL
CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

BETTER SOLUTIONS, INC.

By: ____________________________(Seal)
MARC D ROUP, President of BETTER SOLUTIONS, INC.

By: _________________________(Seal)
RICHARD E MCDONALD, Vice President of BETTER SOLUTIONS, INC.